UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 7, 2008

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 7, 2008, Bio-Rad Laboratories, Inc. (the “Company”) announced its intention to transfer the listing of its common stock, including its Class A Common Stock and Class B Common Stock, from the NYSE Alternext (formerly, the American Stock Exchange or AMEX) to the NYSE Big Board.  A copy of the press release is furnished as Exhibit 99.1 to this report.  The Company has also notified the NYSE Alternext of its intention to transfer the listing of its common stock to the NYSE Big Board.  The Company anticipates that its common stock will begin trading on the NYSE Big Board on or about October 24, 2008.

ITEM 9.01	Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press release of Bio-Rad Laboratories, Inc. dated October 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date:	October 14, 2008	By:	Norman Schwartz
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of Bio-Rad Laboratories, Inc. dated October 7, 2008